CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Net Sales:
Fluid Handling	$313,910	$319,698	$1,263,722	$1,288,624
Payment & Merchandising Technologies	177,206	122,649	711,959	380,576
Aerospace & Electronics	182,326	186,737	695,998	693,783
Engineered Materials	57,216	52,365	253,318	232,298
Total Net Sales	$730,658	$681,449	$2,924,997	$2,595,281

Operating Profit (Loss):
Fluid Handling	$36,794	$48,191	$181,626	$194,879
Payment & Merchandising Technologies	17,829	7,920	69,054	34,822
Aerospace & Electronics	39,864	44,719	138,176	159,976
Engineered Materials	7,209	5,809	36,811	34,347
Corporate *	(12,105)	(23,518)	(53,577)	(76,148)
Environmental Provision	—	—	(55,800)	—
Total Operating Profit	89,591	83,121	316,290	347,876

Interest Income	577	379	1,713	1,867
Interest Expense	(10,093)	(5,809)	(39,222)	(26,460)
Miscellaneous- Net	3,751	2,903	2,375	2,733
Income Before Income Taxes	83,826	80,594	281,156	326,016
Provision for Income Taxes	27,254	30,482	87,587	105,065
Net income before allocation to noncontrolling interests	56,572	50,112	193,569	220,951
Less: Noncontrolling interest in subsidiaries' earnings	360	406	897	1,449
Net income attributable to common shareholders	$56,212	$49,706	$192,672	$219,502

Share Data:
Earnings per Diluted Share	$0.95	$0.84	$3.23	$3.73

Average Diluted Shares Outstanding	59,344	59,156	59,603	58,839
Average Basic Shares Outstanding	58,526	58,161	58,770	57,896

Supplemental Data:
Cost of Sales	$479,965	$454,598	$1,901,240	$1,707,105
Selling, General & Administrative	143,399	128,906	604,115	512,881
Environmental Provision	—	—	55,800	—
Repositioning Charges (see non-GAAP measures)	11,095	—	22,687	—
Acquisition Related Charges (see non-GAAP measures)	6,608	14,824	24,865	27,419
Depreciation and Amortization **	17,812	16,678	75,766	54,837
Stock-Based Compensation Expense	4,914	6,492	20,858	22,791
* Corporate includes $6.5 million for a settlement of a lawsuit recorded in June 2014. Corporate also included acquisition related costs of $0.1 million and $9.1 million for the three months ended December 31, 2014 and 2013, respectively and $1.3 million and $21.7 million of cost for the twelve months ended December 31, 2014 and 2013, respectively.

** Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.
Condensed Balance Sheets
(in thousands)

	December 31, 2014	December 31, 2013
ASSETS
Current Assets
Cash and Cash Equivalents	$346,266	$270,643
Accounts Receivable, net	410,931	437,541
Current Insurance Receivable - Asbestos	20,500	22,783
Inventories, net	369,719	368,886
Other Current Assets	47,602	49,239
Total Current Assets	1,195,018	1,149,092

Property, Plant and Equipment, net	290,264	305,055
Long-Term Insurance Receivable - Asbestos	126,750	148,222
Other Assets	644,437	707,922
Goodwill	1,191,459	1,249,316

Total Assets	$3,447,928	$3,559,607

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$100,806	$125,826
Accounts Payable	228,822	229,828
Current Asbestos Liability	79,000	88,038
Accrued Liabilities	225,772	223,148
Income Taxes	5,624	2,062
Total Current Liabilities	640,024	668,902

Long-Term Debt	749,213	749,170
Long-Term Deferred Tax Liability	46,301	76,041
Long-Term Asbestos Liability	534,515	610,530
Other Liabilities	410,131	240,291

Total Equity	1,067,744	1,214,673

Total Liabilities and Equity	$3,447,928	$3,559,607

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Operating Activities:
Net income attributable to common shareholders	$56,212	$49,706	$192,672	$219,502
Noncontrolling interest in subsidiaries' earnings	360	406	897	1,449
Net income before allocations to noncontrolling interests	56,572	50,112	193,569	220,951
Environmental provision	—	—	55,800	—
Gain on divestiture	(4,111)	(2,727)	(4,111)	(2,727)
Restructuring - Non Cash	—	—	954	—
Depreciation and amortization	17,812	16,678	75,766	54,837
Stock-based compensation expense	4,914	6,492	20,858	22,791
Defined benefit plans and postretirement (credit) expense	(2,925)	1,240	(11,700)	4,779
Deferred income taxes	32,797	30,840	36,483	48,964
Cash provided by (used for) operating working capital	72,012	62,136	24,702	(26,672)
Defined benefit plans and postretirement contributions	(5,122)	(2,744)	(27,866)	(15,929)
Environmental payments, net of reimbursements	(1,808)	(4,201)	(10,405)	(15,403)
Other	(4,519)	5,120	(28,801)	10,668
Subtotal	165,622	162,946	325,249	302,259
Asbestos related payments, net of insurance recoveries	(15,104)	(14,513)	(61,297)	(62,827)
Total provided by operating activities	150,518	148,433	263,952	239,432
Investing Activities:
Capital expenditures	(11,580)	(10,445)	(43,732)	(29,461)
Proceeds from disposition of capital assets	4,718	83	9,694	455
Proceeds from divestiture	—	6,836	2,081	6,836
Proceeds from (payments for) acquisitions	—	(801,781)	6,100	(801,781)
Total used for investing activities	(6,862)	(805,307)	(25,857)	(823,951)
Financing Activities:
Dividends paid	(19,125)	(17,494)	(73,884)	(67,272)
Reacquisition of shares on open market	(50,000)	—	(50,000)	—
Stock options exercised - net of shares reacquired	(561)	839	8,186	24,922
Excess tax benefit from stock-based compensation	(168)	566	7,701	6,353
Proceeds received from credit facility	—	—	—	125,000
Change in short-term debt	(14,000)	1,482	(25,000)	(321)
Proceeds received from issuance of long-term notes	—	550,000	—	550,000
Debt issuance costs	—	(6,006)	—	(6,006)
Repayment of long-term debt	—	—	—	(200,000)
Total used for financing activities	(83,854)	529,387	(132,997)	432,676
Effect of exchange rate on cash and cash equivalents	(15,208)	(5,274)	(29,475)	(1,461)
Increase (decrease) in cash and cash equivalents	44,594	(132,761)	75,623	(153,304)
Cash and cash equivalents at beginning of period	301,672	403,404	270,643	423,947
Cash and cash equivalents at end of period	$346,266	$270,643	$346,266	$270,643

CRANE CO.
Order Backlog
(in thousands)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Fluid Handling *	$310,996	$349,618	$369,483	$350,720	$333,860
Payment & Merchandising Technologies	68,286	58,832	69,857	58,787	51,888
Aerospace & Electronics	422,104	404,833	396,835	397,541	361,323
Engineered Materials	16,690	14,406	17,017	16,624	14,661
Total Backlog	$818,076	$827,689	$853,192	$823,672	$761,732

* Includes Order Backlog of $5.4 million at March 31, 2014 and $5.5 million at December 31, 2013 pertaining to a business divested in June 2014.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2014	Percent Change December 31, 2014
	2014	2013	2014	2013	Three Months	Twelve Months
INCOME ITEMS
Net Sales	$730,658	$681,449	$2,924,997	$2,595,281	7.2%	12.7%
Operating Profit	89,591	83,121	316,290	347,876	7.8%	-9.1%
Percentage of Sales	12.3%	12.2%	10.8%	13.4%
Special Items impacting Operating Profit:
Acquisition transaction costs (a)	—	10,170	—	22,765
Acquisition related inventory and backlog amortization (b)	—	4,654	4,790	4,654
Acquisition related integration costs (c)	2,014	—	9,753	—
Acquisition related restructuring costs (d)	4,594	—	10,322	—
Repositioning charges (e)	11,095	—	22,687	—
Lawsuit settlement charge (f)	—	—	6,500	—
Environmental Provision (g)	—	—	55,800	—
Operating Profit before Special Items	$107,294	$97,945	$426,142	$375,295	9.5%	13.5%

Percentage of Sales	14.7%	14.4%	14.6%	14.5%

Net Income Attributable to Common Shareholders	$56,212	$49,706	$192,672	$219,502
Per Share	$0.95	$0.84	$3.23	$3.73	12.7%	-13.3%
Special Items impacting Net Income Attributable to Common Shareholders:
Acquisition transaction costs - Net of Tax (a)	—	9,837	—	22,432
Per Share		$0.17		$0.38
Acquisition related inventory and backlog amortization - Net of Tax (b)	—	2,839	3,018	2,839
Per Share		$0.05	$0.05	$0.05
Acquisition related integration costs - Net of Tax (c)	1,367	—	7,130	—
Per Share	$0.02		$0.12
Acquisition related restructuring costs - Net of Tax (d)	3,212	—	7,017	—
Per Share	$0.05		$0.12
Repositioning charges - Net of Tax (e)	9,919	—	17,982	—
Per Share	$0.17		$0.30
Lawsuit settlement charge - Net of Tax (f)	—	—	4,225	—
Per Share	$—		$0.07
Environmental Provision - Net of Tax (g)		—	36,270	—
Per Share	$—		$0.61
Loss on business divestiture - Net of Tax (h)	—	—	1,055	—
Per Share			$0.02

Gain on real estate divestitures - Net of Tax (i)	(3,498)	—	(4,158)	—
Per Share	$(0.06)		$(0.07)
Withholding taxes related to acquisition funding (j)	—	1,192	—	2,892
Per Share		$0.02		$0.05
Acquisition remedy related gain on sale of product line (k)	—	(2,006)	—	(2,006)
Per Share		$(0.03)		$(0.03)
Net Income Attributable To Common Shareholders Before Special Items	67,212	61,568	265,211	245,659	9.2%	8.0%
Per Share	$1.13	$1.04	$4.45	$4.18	8.8%	6.6%

(a) During the three and twelve months ended December 30, 2013, the Company recorded transaction costs associated with the acquisition of MEI.
(b) During the three months ended March 31, 2014 and three months ended December 31, 2013 the Company recorded inventory step-up and backlog amortization relating to the acquisition of MEI.
(c) During the three and twelve months ended December 31, 2014, the Company recorded integration costs associated with the acquisition of MEI.
(d) During the three and twelve months ended December 31, 2014, the Company recorded restructuring costs associated with the acquisition of MEI.
(e) During the three and twelve months ended December 31, 2014, the Company recorded repositioning charges in our Fluid Handling and Aerospace & Electronics segments.
(f) During the three months ended June 30, 2014, the Company recorded a $6.5 million charge related to the settlement of the previously disclosed environmental lawsuits by certain homeowners in Roseland, New Jersey.

(g) During the three months ended September 30, 2014, the Company recorded two Environmental Provisions, 1) a $49.0 million charge related to an increase in the Company's liability at its Goodyear, AZ Superfund Site, and 2) $6.8 million charge for expected remediation costs associated with a previously disclosed environmental site in Roseland, New Jersey.

(h) During the three month ended June 30, 2014, the Company recorded a loss on the divestiture of a small business.
(i) During the three and twelve month ended December 31, 2014, the Company recorded gains on real estate divestitures.
(j) In the three and twelve months ended December 31, 2013, the Company incurred withholding taxes related to the cash marshaling activities supporting the acquisition of MEI.
(k) During the three months ended December 31, 2013, the Company divested a product line within the Merchandising Systems segment pertaining to the execution of remedies associated with the MEI acquisition.

	2015 Full Year Guidance
2015 Earnings Per Share Guidance	Low	High
Earnings Per Share - GAAP basis	$4.32	$4.52
Acquisition integration costs - Net of Tax (l)	0.08	0.08
Anticipated repositioning actions - Net of Tax (m)	0.05	0.05
Earnings Per Share - Non-GAAP basis	$4.45	$4.65

(l) In 2015, the Company expects to incur integration related costs in a range of $6 million to $10 million in connection with the MEI acquisition. The $0.08 represents the estimated Earnings Per Share impact for the mid-point of the $6 million to $10 million range.

(m) In 2015, the Company expects to incur costs associated with facility repositioning actions related to the consolidation of certain smaller manufacturing sites.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,		2015 Full Year Guidance
	2014	2013	2014	2013	Low	High
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$165,622	$162,946	$325,249	$302,259	$328,500	$338,500
Asbestos Related Payments, Net of Insurance Recoveries	(15,104)	(14,513)	(61,297)	(62,827)	(63,500)	(53,500)
Cash Provided from Operating Activities	150,518	148,433	263,952	239,432	265,000	285,000
Less: Capital Expenditures	(11,580)	(10,445)	(43,732)	(29,461)	(55,000)	(45,000)
Free Cash Flow	$138,938	$137,988	$220,220	$209,971	$210,000	$240,000

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.